UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 18, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 18, 2019, Body and Mind Inc. (the “Company”) issued a news release announcing an update on the ShowGrow dispensary in San Diego, California.

NMG San Diego, LLC, a 60 % owned subsidiary of BaM, has received a provisional Medicinal-Retailer License for the ShowGrow San Diego dispensary. The fully funded San Diego dispensary is approximately 3,700 square feet with roughly 25 parking locations and is currently under renovation. Ongoing work includes framing and electrical rough in, preliminary plumbing inspection, installation of low voltage system and HVAC.

Robert Hasman, President of Nevada Medical Group, LLC and board member of BaM, commented, “We are pleased to move one step closer towards full medicinal and adult-use licensing for ShowGrow San Diego which is presently under construction and expected to open in Q1 2020. In the San Diego jurisdiction, due to local permitting requirements, a medicinal license is required prior to application for an adult-use license and the Company is moving forward with application for an adult-use license anticipated to coincide with the opening of the dispensary. California is a key part of our growth strategy and falls in line with our plan to invest in profitable, undervalued assets, in limited license jurisdictions.”

With nearly 40 million residents and the longest-running medical cannabis program in the country, California is the largest cannabis market in the U.S. By the end of 2020, retail sales for both medical and adult-use cannabis in California are forecasted to reach US$4.2 billion.(1)

San Diego is the second largest city in California with a population of approximately 1.4 million (www.census.gov) and there were approximately 35.8 million visitors in 2018 according to the San Diego Tourism Authority.(2)

(1) Cannabis Business Daily. (February 14, 2019). California: One Year In.

(2) http://www.sandiego.org/about/industry-research.aspx

A copy of the news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	News Release dated November 18, 2019.

- 2 -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: November 18, 2019	By:	/s/Michael Mills
Michael Mills
President and Interim CEO

- 3 -